UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 19, 2003
                                                         ----------------

                          KENTUCKY FIRST BANCORP, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                       1-13904               61-1281483
-----------------------------     --------------------   ---------------------
(State or Other                     (Commission            (I.R.S. Employer
Jurisdiction of                     File Number           Identification No.)
Incorporation or Organization)


308 North Main Street, Cynthiana, Kentucky                       41031-1210
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(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (859) 234-1440

                                 Not applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
--------------------------------------------------------------------------

     (a) Not applicable.


     (b) Not applicable.


     (c) The following exhibit is filed herewith:


         Exhibit 99               Press Release dated August 19, 2003


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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     On August 19, 2003,  Kentucky  First Bancorp,  Inc.  issued a press release announcing its unaudited financial results for the quarter and year ended June 30, 2003. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       KENTUCKY FIRST BANCORP, INC.



Date:    August 19, 2003               By: /s/ Betty J. Long
                                          ---------------------------------
                                          Betty J. Long
                                          President and Chief Executive Officer